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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): August 15, 2003

                            JB Oxford Holdings, Inc.
             (Exact name of registrant as specified in its charter)


UTAH                                       0-16240                95-4099866
(State of incorporation or organization)  (Commission File   (I.R.S. Employer
                                                Number)     Identification  No.)

9665 Wilshire Blvd., Suite 300;  Beverly Hills, California      90212
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code              (310) 777-8888



ITEM 9. REGULATION FD DISCLOSURE (INFORMATION REQUIRED BY ITEM 12 IS BEING PROVIDED).


The following information being furnished under this Item 9 is intended to provide the information required by Item 12 "Results of Operations and Financial Condition", pursuant to SEC Release 33-8216:

On August 14, 2003, JB Oxford Holdings, Inc. (the "Company") issued a press release relating to its second quarter results for the period ended June 30,2003. A copy of the Company's Press Release and the financial statements which were included in the Press Release, is attached hereto as Exhibit 99.1 and is being furnished, not filed, under Item 12 of this Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Exhibits.

            Exhibit
            Number                Exhibit Description

            99.1                  Press Release, dated August 14, 2003.


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

JB OXFORD HOLDINGS, INC.

By:   /s/ Michael J. Chiodo
---------------------------
Michael J. Chiodo, CFO

Dated: August 15,  2003




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